                                                                   EXHIBIT 10.14

                  Confidential portions have been redacted pursuant to the rules and regulations of the Securities and Exchange Commission

                       UVEST BROKERAGE SERVICES AGREEMENT

         THIS AGREEMENT, made this ____ day of November, 1998 (the "Agreement"), by and between UVEST Investment Services, Inc. d/b/a UVEST Financial Services Group, Inc. ("UVEST") and Atlanta Internet Bank, Atlanta, Georgia ("Financial Institution");

                                WITNESSETH THAT:

         WHEREAS, Financial Institution desires to make a broad range of securities brokerage services available to its customers; and

         WHEREAS, UVEST desires to provide Financial Institution's customers with such brokerage services.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.       SERVICES

         1.1      Services To Be Performed By UVEST

                  (a) UVEST will accept, establish and maintain cash and/or margin accounts for customers of Financial Institution pursuant to the policies and guidelines established by UVEST and in accordance with all applicable federal and state securities laws and the laws, regulations, rules and procedures of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                  (b) UVEST will execute, clear and settle orders for the accounts of Financial Institution's customers that have been accepted by UVEST (the "Customer"), but only insofar as such orders are transmitted by the Customer to UVEST. As used in this Agreement, the term "securities" shall have the meaning set forth in the Securities Exchange Act of 1934, as amended, including without limitation, debt and equity instruments, mutual funds, variable annuities, fixed annuities and other financial instruments and products approved by appropriate regulatory agencies from time to time by financial institutions, but such term shall not include commodities.

                  (c) UVEST shall make available to Customers local and/or interstate toll-free telephone service for placing orders and for Customer service. That telephone service shall be staffed by personnel of UVEST who may identify the services provided as services of UVEST, a registered trademark of UVEST Financial Services Group, Inc.

                  (d) UVEST will prepare, print and mail to each Customer at his or her address of record on the books of UVEST confirmation information respecting the execution of each order for the Customer. Each such confirmation will display the name of UVEST and the Clearing Agent.

                  (e) Subject to the provisions of Section 6.2(b), UVEST will prepare, print and mail monthly statements to the Customers at their address of record on the books of UVEST (or quarterly statements if no activity in an account occurs during any quarter covered by such statement and there is a cash balance or securities position in such account). No statements will be prepared for an account if there has been no activity and there is no cash balance or security position unless otherwise required by law. Each statement will display the name of UVEST, the Clearing Agent and the Financial Institution.

                  (f) UVEST will be responsible for the receipt of the customer securities, delivery of customer securities, making and receiving payment therefor and holding in custody and safekeeping all securities. All cash remaining in a Customer's account at the close of each business day shall be swept to the Customer's account with Financial Institution, provided, that UVEST and/or Financial Institution obtain authorization from such Customer which authorization may be obtained through the UVEST Brokerage Account Acknowledgement and Customer Agreement, as applicable, or through other means utilized by UVEST and/or Financial Institution. UVEST shall also be responsible for the handling of margin accounts, the receipt of dividends, interest and other distributions, and the processing of exchange offers, rights offerings, tender offers, redemptions, proxy material, annual reports and other material distributed to shareholders generally. It shall be the responsibility of UVEST to comply with any and all state and federal securities laws including, without limitation, prospectus delivery requirements with respect to Customers that purchase securities requiring such delivery.

                  (g) All Customer accounts shall be maintained as accounts of UVEST or of UVEST's designated Clearing Agent, and UVEST will maintain books and records of all transactions executed by Customers through it in accordance with applicable law.

                  (h) UVEST, in its sole judgment, reserves the right to reject any Customer or order thereof and to terminate any Customer previously accepted by it as a Customer account, which right shall not be unreasonably exercised and shall only be exercised upon written notice to Financial Institution stating with particularity the reasons for such rejection or termination.

                  (i) UVEST shall be responsible for providing annual dividend and distribution information as contained in IRS Form 1099 and any other information required to be reported to Customers by federal, state or local tax laws, rules or regulations, but only with respect to events subsequent to the effective date of this Agreement.

                  (j) All transactions in any Customer account are to be considered cash transactions until such time as UVEST has received and approved a duly and validly executed margin agreement with such Customer. UVEST shall be responsible for the operation of such margin accounts in accordance with all applicable laws, rules and regulations. UVEST shall have complete authority and control over the terms, conditions and operations of margin accounts and shall have the right, in its sole discretion, to modify the margin requirements of any account as provided in the margin agreement.

                  (k) UVEST may delegate any or all of its duties under this
Section 1.1 to a clearing agent of its choice which may, but is not required to be Pershing, a division of Donaldson, Lufkin & Jenrette Securities Corporation (the "Clearing Agent"); provided, however, that UVEST shall remain responsible for the provision of such duties under this Section 1.1. UVEST shall give Financial Institution notice of any change in the Clearing Agent it uses to perform such services and will provide Financial Institution notice prior to any such change. UVEST shall also immediately notify Financial Institution of any change of its relationship (contractual or otherwise) with Digitrade, Inc..

         1.2      Activities to be Performed by Financial Institution

                  (a) Financial Institution shall assist Customers in completing UVEST's Brokerage Account Application and Customer Agreement, and, as applicable, other required forms of UVEST and shall forward those completed applications to UVEST. Copies of UVEST's Brokerage Account Application and Customer Agreement will be provided to Financial Institution by UVEST.

                  (b) Financial Institution agrees to assist UVEST to (i) verify the accuracy and completeness of the information contained in each Brokerage Account Application and Customer Agreement and (ii) on a continuing basis, use its best efforts to obtain from each customer and verify such documentation, agreements and information as UVEST in its judgment deems necessary.

         1.3      Activities to be Performed by Both Parties

                  (a) UVEST and the Financial Institution shall undertake a marketing campaign, the scope of which shall be jointly agreed upon by both UVEST and the Financial Institution, to promote the brokerage services offered by UVEST to its customers.

                  (b) Materials to be utilized in connection therewith will refer to UVEST and must be reviewed and approved by UVEST and the Financial Institution prior to use.

                  (c) Neither Financial Institution nor UVEST will make any investment recommendations and will not exercise any discretionary or other authority with respect to the Customer accounts.

                  (d) Each party shall be responsible for compliance with federal and state laws and regulations applicable to it.

2.       CUSTOMER FEES AND UVEST CHARGES

         Schedule A attached hereto and incorporated herein by reference sets forth UVEST's present schedule of charges to Financial Institution's Customers. Such charges may be changed by UVEST from time to time, but in no event shall such charges be higher than UVEST's regular and customary charges for like services to like institutions.

3.       FEES TO FINANCIAL INSTITUTION

         As compensation for its activities hereunder, UVEST shall pay to Financial Institution during the term of this Agreement, the transaction fees set forth under Schedule B attached hereto and incorporated by this reference with respect to all orders executed for Customer accounts. Amounts due to Financial Institution are based on the current Commission Schedule A attached hereto and shall be payable within 15 days of the end of the month during which commissions from Customer accounts are received by UVEST.

4.       MAINTENANCE OF BOOKS

         UVEST shall carry all Customer accounts as UVEST accounts in the name of the Customer. UVEST shall, upon written request, give Financial Institution reasonable access during normal business hours to its books and records relating to Customer accounts for the purpose of verifying fees payable under this Agreement.

5.       INDEMNIFICATION

         5.1 UVEST shall defend, indemnify and hold harmless Financial Institution (and each person or entity which controls Financial Institution within the meaning of Section 20(a) of the Securities Exchange Act of 1934, as amended, or Section 15 of the Securities Act of 1933, as amended), its affiliate depository institutions and their respective directors, officers, agents and employees against any and all losses, claims, damages, liabilities, actions, costs or expenses to which such indemnified party may become subject to the extent such losses, claims, damages, liabilities, actions, costs or expenses arise out of or are based upon:

                  (a) the failure of UVEST to remain a member of the NASD or to remain a duly licensed broker-dealer under federal and state securities laws;

                  (b) any violation of federal or state securities or insurance laws (including, without limitation, laws relating to the registration or qualification as a broker-dealer or insurance agent) by UVEST, its officers, its agents or its employees arising out of the purchase, sale, offer to purchase or offer to sell any security;

                  (c) any breach, default or violation of, under or with respect to any of UVEST's duties, obligations, representations, warranties or covenants contained in this Agreement; or

                  (d) any negligence, gross negligence, recklessness or willful or intentional misconduct of, or violation of any law by UVEST or any UVEST employee or agent.

UVEST agrees to maintain, in full force and effect, insurance in amounts sufficient to meet its indemnification obligations under this Section 5.1.

         5.2 Financial Institution shall defend, indemnify and hold harmless UVEST (and each person or entity which controls UVEST within the meaning of Section 20(a) of the Securities

Exchange Act of 1934, as amended, or Section 15 of the Securities Act of 1933, as amended), its directors, officers, agents and employees against any and all losses, claims, damages, liabilities, actions, costs or expenses to which such indemnified party may become subject to the extent such losses, claims, damages, liabilities, actions, cots or expenses arise out of or are based upon:

                  (a) any breach, default or violation of, under or with respect to any of Financial Institutions's duties, obligations, representations, warranties or covenants contained in this Agreement; or

                  (b) any negligence, gross negligence, recklessness or willful or intentional misconduct of Financial Institution or any Financial Institution employee or agent.

         5.3 Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the party to this Agreement from which it is seeking indemnification under this Section 5, notify such other party in writing of such claim or the commencement of such action, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that its liability for such action is prejudiced by the indemnifying party's failure to give notice. In case any such action is brought against any indemnified party, and such indemnified party notified UVEST or Financial Institution, as appropriate, of the commencement thereof, as provided herein, UVEST or Financial Institution as appropriate, shall be entitled to participate therein and, at its option, assume the defense thereof. Upon assumption by UVEST or Financial Institution, as appropriate, of the defense of such action, UVEST or Financial Institution, as appropriate, will cease to be liable to such indemnified party under this
Section 5 for an legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

         5.4 An indemnified party hereunder shall settle a claim for which it has requested or intends to request indemnification only with the written consent of the indemnifying party.

         5.5 The indemnification provisions in this Section shall remain operative and in full force and effect, regardless of the termination of this Agreement and shall survive any such termination.

6.       REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS

         6.1 UVEST represents, warrants and covenants to Financial Institution as follows:

                  (a) UVEST is presently a member in good standing of the National Association of Securities Dealers, Inc.

                  (b) UVEST is and during the term of this Agreement will remain duly licensed in good standing as a broker-dealer under applicable Federal and state laws and regulations.

                  (c) UVEST has all the requisite authority, in conformity with all applicable laws and regulations, to enter into and perform the services contemplated by this Agreement.

                  (d) UVEST is in compliance, and during the term of this Agreement will remain in compliance, with the capital and financial reporting requirements of (i) the National Association of Securities Dealers, Inc., (ii) the Securities and Exchange Commission and (iii) every state in which it is licensed as a broker-dealer.

                  (e) UVEST shall keep confidential any information not otherwise generally available to the public which it may acquire as a result of this Agreement regarding the business and affairs of Financial Institution, such requirement shall survive the termination of this Agreement for so long as such information remains confidential information and/or a trade secret of Financial Institution. UVEST shall treat the names of Financial Institution's Customers as confidential and shall not provide such names to third parties except as authorized in writing by Financial Institution or as required by applicable statutes, rules and regulations. Financial Institution acknowledges, however, that, after the termination of this Agreement, UVEST may use the names of Customers to carry out broker-dealer functions for such Customers, until such time as a new relationship is established by Financial Institution or the Customer for the provision of such services.

                  (f) This Agreement has been duly authorized, executed and delivered by UVEST and constitutes the legal, valid and binding agreement of UVEST.

                  (g) There is no litigation or governmental proceeding or investigation pending or threatened against UVEST or any of its affiliates or against any officer, nor has there occurred any event or does there exist any condition on the basis of which any such litigation, proceeding or investigation might properly be instituted.

                  (h) That UVEST reasonably believes that its relationships with Digitrade and Pershing are good and that the relationships between UVEST, Digitrade and Pershing will continue throughout the term of this Agreement.

         6.2 Financial Institution represents, warrants, and covenants to UVEST as follows:

                  (a) Financial Institution has all the requisite authority in conformity with all applicable laws and regulations to enter into this Agreement.

                  (b) Financial Institution shall not generate and/or prepare any statements, billings or confirmations respecting any Customer account; provided, however, that UVEST acknowledges that Financial Institution desires to provide Customers with consolidated statements which display Customer brokerage and bank account activities on a consolidated basis. UVEST agrees to work with Financial Institution and/or its Clearing Agent, Pershing, to provide a consolidated statement satisfactory to Financial Institution. UVEST represents and warrants that it has contacted Pershing, and that Pershing has agreed to provide statement data to UVEST and/or Financial Institution in lieu of processing and mailing statements directly to Customer to enable UVEST and/or Financial Institution to provide consolidated statements to

Customers as described above, subject to Pershing's approval of the brokerage portion of such statement. Such services by UVEST and/or Pershing shall be provided at no cost to Financial Institution. The parties acknowledge and agree that the consolidated statement is a necessary and important part of Financial Institution's willingness to enter into this Agreement with UVEST and in the event consolidated statements cannot be provided to Customers as intended by the parties, Financial Institution reserves the right to terminate this Agreement under Section 7.2(a).

                  (c) Financial Institution shall keep confidential any information not generally available to the public which it may acquire as a result of this Agreement regarding the business and affairs of UVEST, such requirement shall survive the termination of this Agreement, for so long as such information remains confidential information and/or a trade secret to UVEST.

7.       TERM - TERMINATION

         7.1 The initial term of this Agreement shall expire one year from the date hereof. After the initial term, this Agreement will be automatically renewed for additional one year terms unless and until terminated by either party upon 90 days written notice of termination to the other party.

         7.2 Notwithstanding the provisions of Section 7.1 above, Financial Institution may terminate this Agreement at any time upon thirty (30) days written notice of termination to UVEST upon (a) UVEST's failure to provide brokerage services to Financial Institution's customers to the reasonable satisfaction of Financial Institution; (b) termination of UVEST's relationship (contractual or otherwise) with Digitrade and/or Pershing (including the failure of these service providers to provide service to UVEST to the reasonable satisfaction of Financial Institution); or (c) UVEST's failure to provide the services set forth on Schedule B attached hereto in strict accordance with the timetable set forth therein; provided, however, that with respect to Section 7.2(b), Financial Institution shall have the right to continue to utilize the services of UVEST under the terms of this Agreement in the event the services performed by Digitrade on behalf of UVEST are immediately thereafter performed by NetExchange to the satisfaction of Financial Institution and/or the clearing agent retained by UVEST is satisfactory to Financial Institution; provided further, however, that in the event Financial Institution continues to utilize the services of UVEST under the terms of this Agreement pursuant to this Section 7.2, the charges to Financial Institution's customers and the transaction fees payable to Financial Institution shall be and remain the same as the charges and fees set forth on Schedules A and B, respectively, in effect immediately before the event giving rise to Financial Institution's right to terminate this Agreement. Any out of pocket costs incurred by Financial Institution resulting from an event giving rise to Financial Institution's right to terminate this Agreement under this Section 7.2 shall be borne by UVEST.

         7.3 During the term of this Agreement, Financial Institution will not offer to promote the provision of the services contemplated by this Agreement through or by any broker or similar provider, other than UVEST; provided, however, that Financial Institution may utilize any broker or similar provider in the event Financial Institution reasonably believes that the utilization of such services are required to retain or promote the business (banking, brokerage or otherwise) of Financial Institution. Financial Institution hereby represents and warrants that it currently has no intention of utilizing the services of any broker or service provider other than UVEST.

8.       DEFAULT

         8.1 Notwithstanding any provision in this Agreement, the following events or occurrences shall constitute an Event of Default under this Agreement:

                  (a) failure of either party to comply with the terms of this Agreement within five (5) days of written notice from the other party of such failure; or

                  (b) if any representation or warranty made by either party herein shall be untrue in any material respect; or

                  (c) a receiver, liquidator or trustee of either party, or of any substantial part of its property, is appointed by court order and such order remains in effect for more than 30 days; or either party is adjudicated bankrupt or insolvent; or a petition is filed against either party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or any jurisdiction, whether now or hereafter in effect, and is not dismissed within 30 days after such filing; or

                  (d) either party files a petition in voluntary bankruptcy or seeking relief under any provision of an bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

                  (e) either party makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator for it, or for all or any substantial party of its property.

         Upon the occurrence of any such Event of Default, the non-defaulting party may, at its option, and without waiving any rights or remedies such party may have against the defaulting party, by notice to the defaulting party, declare that this Agreement shall be thereby terminated without penalty and such termination shall be effective as of the date such notice has been sent or communicated to the defaulting party.

9.       REMEDIES CUMULATIVE

         The enumeration herein of specific remedies shall not be exclusive of any other remedies. Any delay or failure by any party to this Agreement to exercise any right, power, remedy or privilege herein contained, or now or hereafter existing under any applicable statute of law, shall not be construed to be a waiver of such right, power, remedy or privilege. No single, partial or other exercise of any such right, power, remedy or privilege shall preclude the further exercise thereof or the exercise of any other right, power, remedy or privilege.

10.      MISCELLANEOUS

         10.1 Neither Financial Institution nor UVEST shall hold itself out as an agent of the other or any of the subsidiaries or the companies controlled directly or indirectly by or affiliated with the other.

         10.2 Neither Financial Institution nor UVEST shall, without having obtained the prior approval of the other, agree to place or place any advertisement in any newspaper, publication, periodical or any other media if such advertisement in any manner makes reference to the other.

         10.3 This Agreement may be modified by a writing signed by both parties to this Agreement. Such modification shall not be deemed a cancellation of this Agreement.

         10.4 This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned by either party without the prior written consent of the other. Neither this Agreement nor any activity hereunder is intended to be and shall not be treated as a general or limited partnership, association or joint venture.

         10.5 Neither party hereto shall use any service mark, trade name or trademark of the other party hereto without the prior written consent of the other. Each party shall have the exclusive right to any such name or mark developed by it in connection with the services performed by it under this Agreement.

         10.6 The construction and effect of every provision of the Agreement and any questions arising out of the Agreement shall be subject to the statutory and common law of the State of Georgia.

         10.7 In the event of a dispute between the parties, such dispute shall be settled by arbitration in Atlanta, Georgia, in accordance with the rules of the American Arbitration Association.

         10.8 The heading preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         10.9 If any provisions or conditions of this Agreement shall ultimately be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this Agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.

         10.10 For the purposes of any and all notices, consents, directions, approvals, requests or other communications required or permitted to be delivered hereunder, UVEST's address shall be 128 South Tryon Street, 13th Floor, Charlotte, NC 28202, Attention: President; and Financial

Institution's address shall be: 7000 Peachtree Dunwoody Road, Suite 300, Atlanta, Georgia 30328, Attention: President. Notice shall be provided by registered or certified mail, and either party may change its address for notice purposes as aforesaid.

         10.11 The parties acknowledge and understand that Financial Institution is subject to the laws, rules and regulations of the Office of Thrift Supervision, the Federal Deposit Insurance Corporation and such other governmental entities having jurisdiction over the activities of Financial Institution and, to that end, the parties acknowledge and agree that modifications to this Agreement may be requested from time to time by said agencies in which event, the parties agree that they and each of them will take whatever action or actions as are deemed reasonable, necessary and desirable to accommodate the requests of such agencies including but not limited to, the modification or termination of this Agreement.

         Made and executed as of the date set forth above.

UVEST Financial Services Group, Inc.

                                                By:  /s/
                                                   ----------------------------
                                                Title: President and COO
                                                      -------------------------
Atlanta Internet Bank

                                                By:  /s/ D.R. Grimes
                                                   ----------------------------
                                                Title:  CEO
                                                      -------------------------

                                                                      Schedule A

                  UVEST. Internet Discount Commission Schedule

-------------------------------------------------------------------------------



                    Stock                                     Options
                    -----                                     -------
 Commission: $35 per trade up to 2,000 shares        Commission: $35 per trade
 ----------                                          ----------

          $.015 per share thereafter                     $2.50 per contract


                              Margin Rate Schedule

               Debit Balance                    Call Rate +
               -------------                    -----------
                  $50,000 +                         .75%
               $30,000 - 49,999                     1.5%
               $10,000 - 29,999                       2%
                  $0 - 9,999                        2.75%

----------------------------------------------------------- ---------------------------------------------------------
Mutual Funds and UITs
         Load Funds & UITs:                                 Fund Distributor determines the sales charge
         No-Load Funds:                                     Acting as agent, UVEST charges a transaction
                                                            fee of $30.
----------------------------------------------------------- ---------------------------------------------------------
Treasury, Municipal, Corporate and Zero                     $50 + $2 per $1,000 face value of the bond
Coupon Bonds                                                (UVEST may act as principal on certain bond
                                                            transactions.)
----------------------------------------------------------- ---------------------------------------------------------
Treasury Bills                                              $50 on all transactions
----------------------------------------------------------- ---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                        Non-Commission (Miscellaneous) Fees
Accommodation Transfers                        $25          Legal Transfers                                $25
Bond Redemption                                $20          Margin or Cash Extension (Later fee)           $10
Confirmation Handling Fee                      $3           Reorganization (Tender) Charges                $40
Exchange Fee                                   $10          Safekeeping Fee*                               $35
Foreign Securities Surcharge                   $100         Securities Delivery Charge                     $15
IRA Maintenance Fee (Annual)                   $35          Wire Fee                                       $15
----------------------------------------------------------- ---------------------------------------------------------
                          *Applies only if annual commission level does not reach $45.00.
---------------------------------------------------------------------------------------------------------------------








9/16/97

                                                                      SCHEDULE B

--------------------------------------------------------------------------------

                                      UVEST

                               Investment Services

                                    Proposal
                                       For

                              ATLANTA INTERNET BANK

                      Strengthening Customer Relationships

                           Enhancing Your Revenue Base

--------------------------------------------------------------------------------

                               BROKERAGE SERVICES OUTLINE



                              PHASE 1 - DISCOUNT BROKERAGE



DISCOUNT BROKERAGE SERVICES FEATURES

PROJECT PLAN

PHONE ISSUES

PROPOSED PAYOUT TO AIB

PROFORMA (DISCOUNT BROKERAGE ONLY)

DISCOUNT BROKERAGE CONTRACT


                             PHASE II - FUTURE DEVELOPMENT


TIMELINE
         INTERNET SITE SETUP
         DIGITRADE INTEGRATION

FINANCIAL PLANNING MODULE
         CALCULATORS
         ASSET ALLOCATION
         SELECTED INVESTMENTS

ASSET MANAGEMENT ACCOUNT

AFFINITY PLAN -- TRADE ASSOCIATION

                          DISCOUNT BROKERAGE SERVICES FEATURES



A.       REAL-TIME QUOTES

B.       POSITIONS HELD IN THE ACCOUNT AS OF PRIOR DAY'S CLOSE

C.       ACCOUNT BALANCES AS OF PRIOR DAY'S CLOSE

D.       60-DAY TRANSACTION HISTORY

E.       TRADING

         -     EQUITY

         -     OPTION

         -     MUTUAL FUNDS

                                  PROJECT PLAN



A.       SITE DEVELOPMENT

B.       NEW ACCOUNT PROCESS

C.       TRADING PARAMETERS

D.       BANKLINK (ACH OVERVIEW)

E.       SECURITY/RISK ISSUES

*SEE ATTACHED DOCUMENTS FOR DETAIL.

                                   SITE DEVELOPMENT



Co-Branding

         UVEST will work to represent AIB's logo on all site pages which are provided by UVEST, based on regulatory limitations.

         AIB will provide the necessary graphics to be placed on the pages.

Linking of Sites

         AIB & UVEST will provide URL's to link UVEST pages and AIB pages.


                                 TRADING PARAMETERS


With our internet service, customers may place equity and option orders. The steps in the process are as follows:

     1.   Customer enters desired buy/sell into the system.

     2. System validates customer entry, reiterates customer order and provides a real-time quote of the security to be bought or sold.

     3    Customer enters his/her password to submit order to UVEST.

     4.   UVEST reviews order and releases it to Pershing.

     5.   Pershing executes order.

     6. Electronic confirmations of the orders are sent from Pershing to digiTrade, instantaneously.

     7. Order status is changed from "Open Order" to "Executed Order" on customer's internet system. Customer may request a facsimile or call back to confirm entered order.

     8.   Hard Copy Confirmations are sent to customer indicating the trade.

                                  CRITERIA


Surrounding the order are multiple criteria which the system implements prior to submitting the order:

I.       ORDER CHECKING:

         A. Margin orders - securities under $5.00, NO MARGIN BUYS. Customer is notified that the order will be placed in cash type.

         B. Duplicate orders - the system checks open orders for the same security on the same side of the market and gives customer a warning at the time of entry if another open order exists.

         C.       Option orders -

                  1. over 100 contracts, customer is notified that we cannot process this order because it is outside the system size parameters

                  2.       no naked calls/puts

         D. Any order exceeding $100,000 - customer is notified that we cannot process this order because it is outside the system size parameters

         E.       Market close:

                  1. Orders entered between 3:50-4:00 - customer enters order and is notified to contact UVEST Trading Desk @
                           (800) 277-7700 to confirm.

                  2. Orders entered after 4:00 - customer is notified that the order will be entered on [tomorrow's date]

II.      MONEY CHECKING

         A.       BUY ORDERS

                  For all non-margin accounts - or-
                  For margin accounts where Total equity + Fund Balance is less than $2,000.00 -
                          or-
                  For all accounts if security to buy is less than $5.00
                  ORDERS ACCEPTED IF TOTAL TRADE VALUE IS LESS THAN:
                  [Money Fund Balance + Credit Balance + Intraday updates (executions)]

                  If not enough funds in the account, customer is notified to contact UVEST Trading Desk @ (800) 277-7700

         B.       BUY ORDERS

                  For margin accounts other than those above
                  ORDERS ACCEPTED IF TOTAL TRADE VALUE IS LESS THAN:
                           [Cash available in Type II + Type I +/- Credit/Debit + Money Fund Balance + Intraday updates (executions)] x 2

                  If not enough funds in the account, customer is notified to contact UVEST Trading Desk @ (800) 277-7700

         C.       SELL ORDERS

                  1.       Positions must be long in the account

                  2. Sell must occur in the same type of account class the position is held in (cash or margin)

                  If not enough securities in the account, customer is notified to contact UVEST Trading Desk @ (800) 277-7700

III.     ACCOUNT CLASS

A.       If margin papers on file - all trades to margin account type

B.       If no margin papers on file - all trades to cash account type

C.       If no option papers on file - no options trading allowed

IV.      PRICE CHECKING

A.       Limit Orders:
         1.       Stock over $5.00, must be within 20% of market
                  Examples:
                         - Sell of Dell when dell is @ $152.00, highest sell limit is ($152 X 120% = $182)
                         - Buy of Dell when dell is @ $152.00, lowest buy limit is ($152 X 80% = $121)
         2.       Stock under $5.00, accept all
         3.       Option - accept all

B.       Stop Orders
         1.       Stock (listed)
                  a)       Buy - price higher than last sale
                  b)       Sell - price lower than last sale
         2.       Option - no checking

V.       CANCEL/CORRECT ORDERS

         1.       Customer enters cancel/correction.

         2.       Customer is notified to contact UVEST Trading Desk @ (800)
                  277-7700

                               BANKLINK - ACH OVERVIEW


In an attempt to automate the settlement of funds between Atlanta Internet Bank and UVEST, we propose utilization of the Automated Clearing House system. Under the proposed arrangement, Pershing, the clearing firm for UVEST, will initiate an ACH debit to a bank customer's DDA to fund securities purchases and initiate ACH credits to the bank customer's DDA to pay funds resulting from a securities sale or dividend payments. The following summarizes the benefits of using ACH as well as defines potential concerns surrounding ACH.

The benefits of this settlement are as follows:

1. Debits and Credits relating to securities purchases and sales are automatically posted to the customer DDA.

2. Settlement with UVEST occurs via the existing ACH process that the bank already has in place. This minimizes the Investment Representative's involvement in the settlement process. Furthermore, the bank's staff will process these transactions as they do all other ACH transactions.

3. The bank is not required to send/receive fed wires in relation to these settlements.

4. No additional software/hardware is required to put this process in place.

5. This solution is for the money sweep necessary for the asset management account.

The area of concern surrounding the utilization of ACH to clear securities transactions relates to the consumer's ability to seek a recredit of a debit entry to his/her DDA. The consumer has the right to have his/her DDA account recredited as stated in Subsection 7.6.1 of NACHA Operating Rules (see attached). However, this right to be recredited only applies if (1) the consumer sends or delivers to the bank a written affidavit, declaring and swearing under oath that the debit entry for which the consumer is seeking recredit was not authorized by the consumer, and (2) this affidavit is sent or delivered to the bank within 15 calendar days from the date the bank makes available to the consumer information related to the debit entry (periodic statements).

A consumer cannot request a recredit of a debit entry based on the reasoning that he/she was not satisfied with the securities purchased or if the consumer lost money. The only reason a consumer can seek a recredit is for an unauthorized debit (that is, a securities purchase or sale not ordered by the consumer or another person acting on behalf of the consumer).

In order to implement this ACH settlement arrangement, Pershing, the clearing firm for UVEST requires the account holding bank to agree to indemnify Pershing against a customer's claim of unauthorized ACH debit to his or her DDA account. Currently, the settlement of funds is effected through a combination of Fedwire and separate data transmission to the bank from Pershing. The current settlement arrangement does not provide the bank's customer with the same type of recredit rights as those provided for ACH transactions under the NACHA Rules.

                          UVEST INTERNET TRADING


                         DISCLOSURE AND AGREEMENT

I am solely responsible for and will be the exclusive owner of my password, account, and PIN number which allows access to UVEST.

I accept full responsibility jointly and severally for the protection of the password, account and pin number.

I agree to notify UVEST Investment Services, Inc. (UVEST) immediately of any loss, theft. or unauthorized use of my password and/or account number.

I agree that any order electronically transmitted to UVEST shall not be deemed received until UVEST has acknowledged that the order has been received.

I agree to notify UVEST immediately if I do not receive a six digit reference number reflecting an order placed. Failure to notify UVEST immediately will result in UVEST accepting no responsibility or liability for any claims resulting from the handling, mishandling or loss of any order.

I agree to notify UVEST immediately of any discrepancies or inaccuracies in my account balances or security positions. Failure to notify UVEST immediately will result in UVEST accepting no responsibility or liability for any claims resulting from these discrepancies or inaccuracies.

UVEST may cancel any order, at any time, at its own discretion if the requirements for the cash and margin account are not met and/or if its internal policies for type, size, or limits of orders are violated.

I agree that market data, price and security information supplied by UVEST is believed to be reliable, but is not guaranteed. Information is provided on a best efforts basis and UVEST is not liable for any loss or damage arising from inaccuracies, errors, omissions, delays, interruptions, non-performance, or negligent act of any provider of such information or service.

UVEST reserves the right to terminate my access to its computer at any time and at its sole discretion without notice.

I understand that all the terms and conditions of my UVEST Customer Agreement control the operations of my account and those terms and conditions are incorporated herein by reference.

EXCHANGE DATA AND INFORMATION

"Information Providers" for securities quotations on this Service include various securities markets such as New York Stock Exchange, American Stock Exchange, NASDAQ Stock

Market, Inc. and other exchanges, their affiliates, agents, and others. By using this service, you agree that (I) market quotes and other information received from Information Providers are solely for their own personal use; (II) you shall not retransmit or otherwise furnish market data to any other person; (III) you acknowledge that the data is and shall remain the property of the respective Information Providers or of the market on which a reported transaction took place or a reported quotation was entered; and (IV) you acknowledge that the Information Providers are third-party beneficiaries under these provisions and may enforce these provisions against you.

DISCLAIMER OF WARRANTIES AND LIABILITY

The data and information accessible on this Service is provided "AS IS" and there may be delays, omissions or inaccuracies in such information and data. This Service, its affiliates, agents, information providers, and licensor cannot and do not guarantee the accuracy, sequence, completeness, timeliness merchantability or fitness for a particular purpose of the information or data made available through the Service or by any force majeure or any other cause beyond their reasonable control. Neither this Service nor any of its affiliates, agents, information providers, or licensor shall be liable to you or to anyone else for any loss or injury caused in whole or in part by its negligence or omission in procuring, compiling, interpreting, editing, writing, reporting, or delivering any information or data through this Service. In no event will this Service, its affiliates, agents, information providers, or licensor be liable to you or anyone else for any decision made or action taken by you in reliance upon such information or data or for any consequential, special or similar damages, including but not limited to lost profits, trading losses. damages resulting from inconvenience, or loss of use of the service, even is advised of the possibility of such damages.

                              PHONE ISSUES


Due to rules and regulations set forth by the NASD, UVEST will not be able to answer the phones as requested. The compliance memorandum on the following page supports our position.

UVEST.   Investment Services

                              COMPLIANCE MEMORANDUM

DATE:             August 28, 1997

TO:               Alex Lawson

FROM:             Dana Duckett

RE:               Communications with the Public

--------------------------------------------------------------------------------

Alex:

Pursuant to our recent conversation, telephone conversations are considered "communication with the public" by the NASD under Rule 2210(d)(1)(A).

This Rule, along with the policies and procedures set forth in the Interagency Statement, is quite clear in its requirements that it must be very clear, when dealing with the public, who is offering the nondeposit investment products. In light of this, answering the discount trading telephones with a member name (UVEST) and a non-member name is considered misleading and may be construed as confusing to the public.

If you have any questions, please let me know!

                              PROPOSED PAYOUT TO AIB



                                $_____ PER TRADE
                         FOR EQUITIES, OPTIONS AND BONDS

               ____% ON MUTUAL FUND, ANNUITY, AND UIT COMMISSIONS
                            LESS $___ TRANSACTION FEE

                           Internet Investment Program
                                       For

                              Atlanta Internet Bank


                                                                            YEAR 1            YEAR 2           YEAR 3
                                                                           -------           -------          -------

ASSUMPTIONS:
     AIB Customer Base
     Brokerage Customer Penetration of AIB customer base
     # of Brokerage Customers

     Discount Commission per trade charged to Customer
     AIB Revenue per Trade

     # of Discount Trades per Brokerage Custoer
     # Logins per Brokerage Customer
     # Real Time Quotes per Brokerage Customer

AIB REVENUES:
     AIB Discount Securities Revenue
     (# Brokerage Cust x AIB Rev/Trade x # Trades/Cust)
     Full Service Revenues (see detailed pro-forma)
     TOTAL REVENUES

AIB EXPENSES:
     Start-Up
     Usage Fees:
         Logins @ $___ each
         Real Time Quotes @ $____ each

     TOTAL EXPENSES
                                                                           -------           -------          -------
PRE-TAX CONTRIBUTION

                            The Atlanta Internet Bank

                           Projected Financial Impact

                                    Phase II

Year 1                              Month 1  Month 2  Month 3  Month 4  Month 5  Month 6  Month 7  Month 8  Month 9  Month 10
AIB Customer Base
   # of Brokerage  Customers
   # of Trades per  Customer
   Total Trades -  Mutual Funds

Principal Invested - Mutual Funds

--------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- -------
GROSS COMMISSIONS

Mutual Funds - Commissions

   Clearing Charges
   Gross Less Clearing

Mutual Funds -   Trailers

TOTAL COMMISSIONS Less CLEARING

--------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- -------
BANK REVENUE

   Mutual funds

TOTAL BANK REVENUES

--------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- -------
INCOME

Year 1                                   Month 11  Month 12  Total
AIB Customer Base
   # of Brokerage Customers
   # of Trades per Customer
   Total Trades - Mutual Funds

Principal Invested - Mutual Funds

---------------------------------------  --------- --------- ------
GROSS COMMISSIONS

Mutual Funds - Commissions

   Clearing Charges
   Gross Less Clearing

Mutual Funds - Trailers

TOTAL COMMISSIONS Less CLEARING

---------------------------------------  --------- --------- ------
BANK REVENUE

   Mutual funds

TOTAL BANK REVENUES

---------------------------------------  --------- --------- ------
INCOME


CUMULATIVE INCOME

Year 2                                  Month 13   Month 14    Month 15   Month 16    Month 17   Month 18   Month 19    Month 20
AIB Customer Base
   # of Brokerage Customers
   # of Trades per Customer
   Total Trades - Mutual Funds

Principal Invested - Mutual Funds

-------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- ----------
GROSS COMMISSIONS

Mutual Funds - Commissions

   Clearing Charges
   Gross Less Clearing

Mutual Funds - Trailers

TOTAL COMMISSIONS Less CLEARING

-------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- ----------
BANK REVENUE

   Mutual funds

TOTAL BANK REVENUES

-------------------------------------- ---------- ---------- ----------- ---------- ----------- ---------- ---------- ----------
INCOME

CUMULATIVE INCOME


CUMULATIVE INCOME

Year 2                               Month 21   Month 22   Month 23   Month 24       Total
AIB Customer Base
   # of Brokerage Customers
   # of Trades per Customer
   Total Trades - Mutual Funds

Principal Invested - Mutual Funds

------------------------------------ ---------- ---------- ---------- ---------- -----------
GROSS COMMISSIONS

Mutual Funds - Commissions

   Clearing Charges
   Gross Less Clearing

Mutual Funds - Trailers

TOTAL COMMISSIONS Less CLEARING

------------------------------------ ---------- ---------- ---------- ---------- -----------
BANK REVENUE

   Mutual funds

TOTAL BANK REVENUES

------------------------------------ ---------- ---------- ---------- ---------- -----------
INCOME

                               IMPLEMENTATION TIMELINE



DAY 1        Discount Brokerage Contract fully executed between parties

             ACH Agreement Finalized (to allow sweep of money between checking & brokerage accounts) ACH Letter Signed and sent to Pershing AIB Financials sent to Pershing Contract Bisys to work out providing daily balance file to digiTrade to verify available funds for purchases

DAY 7 AIB to provide graphics to UVEST to load into UVEST web pages defined as:
             https://www.edart.com/AIB/
             https://www.edart.com/AIB/cgi-bin/login.cgi

             AIB to provide URL's to allow customer to return to AIB pages AIB to provide quote.com content inside UVEST web pages

DAY 10       Graphics loaded and site linked to AIB's URL's

DAY 12       Initiate Affinity Plan Contact

DAY 13       Regulatory/Approval

DAY 14       Begin Testing
                   Test new account process
                   Test trading process
                       Equity
                       Option
                       Mutual Fund Trading
                   Test ACH settlement process
                   Test balance retrieval/validation between Bisys & DigiTrade

DAY 30       Release site to AIB customer base
             *On or before December 1, 1997: Phase I will have been completed

             Begin Phase II Development
DAY 30-40        Financial Planning Module - Asset Allocation
                       Questionnaire to determine profile Recommended Portfolio Allocation based on questionnaire Recommended Mutual Funds to achieve portfolio allocation
                            Substantive Proof - validation of recommendation
                       Incorporate of Asset Allocation content into AIB web site

DAY 40-50          Financial Planning Module - Calculators
                       Evaluate outsourced alternatives
                            SMARTCALC
                            Financial Visions
                       Incorporate Financial Calculators into AIB web site

DAY 50-60          DigiTrade Integration
                       Summary Financial Page
                            Web Page Design/Layout Coordination
                       Gateway sign-on issues
                            Develop process overview
                            Modification to login procedures

                   * On or before March 1, 1998: Phase II will have been
                     completed
                   * Phase II note: a new agreement must be reached if AIB were to add an investment rep to the program
                   Asset Management Account relates to the consolidated statement capability which requires integration with BISYS. Until work with BISYS can be defined, the schedule cannot be determined.

                            ON-LINE FINANCIAL PLANNING


The on-line financial planning module is designed to do three things:

1. FINANCIAL PLANNING CALCULATORS: Used to determine the customer's financial needs. Some examples include:
           -      college planning
           -      retirement planning
           -      goal planning (saving for a boat)

        Special calculators are needed in order to determine need. While UVEST does not have such calculators they can be obtained from firms who develop and support such calculators. Three firms who provide such calculators are identified on the timeline. Any costs associated with the calculators will be the responsibility of AIB.

2. ASSET ALLOCATION: Identify a customer's investment profile. With a series of questions, we will be able to determine risk tolerance, investment horizon time frame, sources of income, etc. Once determined, UVEST will recommend a specific asset allocation for the customer, which is presented in a graphical pie chart form.

3. SELECTED INVESTMENTS: Identify a portfolio of recommended mutual funds based on the asset allocation determined above. The customer will be able to view profiles for each specified fund in order to become comfortable with the recommendation.

        Once the customer has gone through these steps, he/she is ready to place the trade. The customer can apply for an account on-line, place a trade on-line, or call the toll-free phone number for help.